UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2005 (August 11, 2005)

The Warnaco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
501 Seventh Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On August 11, 2005, The Warnaco Group, Inc. (the "Registrant") (i) entered into employment agreements with Roger Williams, President of the Registrant's Swimwear Group, Stanley Silverstein, Executive Vice President, Corporate Development and Chief Administrative Officer of the Registrant and Jay Galluzzo, Senior Vice President, General Counsel and Secretary of the Registrant and (ii) amended the existing employment agreements with Lawrence Rutkowski, Executive Vice President, Finance and Chief Financial Officer of the Registrant, Helen McCluskey, Frank Tworecke and Dwight Meyer, Presidents of the Registrant's Intimate Apparel Group, Sportswear Group and Global Sourcing, respectively, to provide for certain payments and benefits if such executive's employment is terminated without Cause or for Good Reason upon or within one year following a Change in Control (as defined in the applicable amendments) and the granting of the Supplemental Award as described below.

Employment Agreements with Messrs. Williams, Silverstein and Galluzzo

The employment agreements with Messrs. Williams, Silverstein and Galluzzo are each for a term of three years, subject to automatic one-year renewals unless notice of termination is given at least 180 days prior to the date on which the term would otherwise expire.

The employment agreements provide for (i) an annual base salary of $680,000 and a target bonus opportunity equal to 70% of base salary for Mr. Williams, (ii) an annual base salary of $525,000 and a target bonus opportunity equal to 85% of base salary for Mr. Silverstein and (iii) an annual base salary of $310,000 and a target bonus opportunity equal to 70% of base salary for Mr. Galluzzo. In addition, commencing with the current fiscal year, each executive will be awarded annually a supplemental award equal to a certain percentage of his prior year's total cash compensation (base salary and earned annual bonus) ("Supplemental Award"). Such percentage will be determined based on the executive's age, ranging from 6% for an executive under age 40 to 13% for an executive age 60 or older. The Supplemental Award will be granted 50% in restricted stock ("Career Shares") and 50% in the form of a credit to a bookkeeping account on the Registrant's books ("Notional Account"). Amounts credited to the Notional Account will be credited (or debited) with the deemed positive (or negative) return based on the investment alternatives approved by the Registrant for this purpose under its 401(k) plan and selected in advance by the executive to apply to such account. The Career Shares vest 50% on the earlier of the executive's 62nd birthday or upon 15 years of vesting service and 100% on the earliest of the executive's 65th birthday, 20 years of vesting service or the 10th anniversary of the grant date. The Notional Account vests 50% on the earlier of the executive's 62nd birthday or five years of vesting service and 100% on the earlier of the executive's 65th birthday or 10 years of vesting service. Vesting service is any service as an executive officer of the Registrant on or following February 4, 2003.

If the executive's employment terminates upon his death or Disability (as defined in the applicable employment agreement), he (or his legal representative or estate, as the case may be) will be entitled to (i) a pro-rata target bonus for the year of termination, (ii) immediate vesting of 50% of any unvested restricted shares (other than Career Shares) and (iii) immediate vesting of 50% of any unvested Supplemental Award.

In the case of Messrs. Silverstein and Galluzzo, if the executive's employment is terminated by the Registrant without Cause or by the executive for Good Reason (each term as defined in the applicable employment agreement) or if the Registrant provides notice of non-renewal of the employment agreement and terminates the executive's employment at the end of the term, the executive will be entitled to (i) payment of annual base salary as salary continuation for the remaining term of the employment agreement (but in no event for more than 24 or less than 12 months), (ii) immediate vesting of 50% of any unvested restricted shares (other than Career Shares), (iii) 12 months or the option term, if shorter, to exercise any vested stock options; provided such options were granted on or following the date of the employment agreement and (iv) continued participation in welfare benefit plans until the earlier of the end of the term (but in no event more than 24 or less than 12 months) or the date the executive obtains equivalent coverage from subsequent employment.

If Messrs. Silverstein's or Galluzzo's employment is terminated by the Registrant without Cause or by the executive for Good Reason upon or within one year following a Change in Control (as defined in the applicable employment agreement), the executive will be entitled to (i) payment in a lump sum of an amount equal to the greater of base salary and target bonus for the remaining term of the employment agreement or two times base salary plus target bonus, (ii) a pro rata target bonus for the year of termination, (iii) immediate vesting of all outstanding equity awards and any previously granted Supplemental Award, with any stock options granted on or following the date of the employment agreement remaining exercisable for 24 months or the option term, whichever is shorter, and (iv) continued participation in welfare benefit plans until the earlier of 24 months from the date of termination and the date the executive obtains equivalent coverage from subsequent employment. Under the applicable employment agreements, Messrs. Silverstein and Galluzzo are bound by a perpetual confidentiality covenant and are prohibited from competing with the Registrant both during employment and for 12 months following termination of their employment. Additionally, for 18 months following termination of their employment, they are prohibited from soliciting or hiring employees of the Registrant and its affiliates and from soliciting their clients.

Mr. Williams receives the same severance and entitlements as Messrs. Silverstein and Galluzzo upon a termination of his employment without Cause or for Good Reason (including within one year following a Change in Control) (each term as defined in Mr. Williams' employment agreement) or upon the Registrant providing a notice of non-renewal of his employment agreement and terminating Mr. Williams' employment at the end of the term, with the following exceptions. For a termination without Cause (whether before or following a Change in Control), the Company is required to give Mr. Williams six months' prior notice of such termination. As such, upon a termination of his employment without Cause, Mr. Williams is entitled to (i) payment of annual base salary as salary continuation for the remaining the term of the employment agreement (but in no event for more than 18 or less than six months), (ii) immediate vesting of 50% of any unvested restricted shares (other than Career Shares), (iii) six months or the option term, if shorter, to exercise any vested stock options provided such options were granted on or following the date of the employment agreement and (iv) continued participation in welfare benefit plans until the earlier of the end of the term (but in no event more than 18 or less than six months) or the date the executive obtains equivalent coverage from subsequent employment. If his employment is terminated without Cause upon or within one year following a Change in Control, Mr. Williams is entitled to (i) payment in a lump sum of an amount equal to the greater of base salary and target bonus for the remaining term of the employment agreement or 1.5 times base salary plus target bonus, (ii) a pro rata target bonus for the year of termination, (iii) immediate vesting of all outstanding equity awards and any previously granted Supplemental Award, with any stock options granted on or following the date of the employment agreement remaining exercisable for 18 months or the option term, whichever is shorter, and (iv) continued participation in welfare benefit plans until the earlier of 18 months from the date of termination and the date the executive obtains equivalent coverage from subsequent employment.

Under his employment agreement, Mr. Williams is bound by a perpetual confidentiality covenant and is prohibited from competing with the Registrant and from soliciting its clients and those of its affiliates during employment. Additionally, for 18 months following termination of his employment, Mr. Williams is prohibited from soliciting or hiring employees of the Registrant and its affiliates. Mr. Williams is required to give six months' prior notice of a voluntary resignation, and, during such period, Mr. Williams is prohibited from competing with the Registrant or its affiliates and from soliciting their clients.

If any payments, benefits or entitlements provided to Messrs. Williams, Silverstein or Galluzzo under the applicable employment agreement or otherwise are subject to federal excise tax as excess parachute payments and the executive would be in a better position on an after-tax basis, such payments, benefits or entitlements will be reduced such that no federal excise tax will apply.

Amendments to Employment Agreements of Certain Executive Officers.

The employment agreements with Messrs. Rutkowski, Tworecke and Meyer and Ms. McCluskey were amended to grant the executives the Supplemental Award described above (upon the same terms and conditions, including vesting and treatment upon death or Disability (as defined in the applicable employment agreement, as amended)).

The amendments to each of their employment agreements also provide the following additional entitlements if the executive's employment is terminated without Cause or for Good Reason upon or within one year following a Change in Control (each term as defined in the applicable agreement, as amended): (i) in lieu of the severance under the current employment agreement, payment in a lump sum of an amount equal to the greater of base salary and target bonus for the remaining term of the employment agreement or two times base salary plus target bonus (only Mr. Meyer, however, has an employment agreement with a term longer than two years), (ii) immediate vesting of all outstanding equity awards and any previously granted Supplemental Award, with any stock options granted on or following the date of the amendment remaining exercisable for 24 months or the option term, whichever is shorter, and (iii) in lieu of the continued medical benefits under the employment agreement, continued participation in medical and dental plans until the earlier of 24 months from the date of termination and the date the executive obtains equivalent coverage from subsequent employment.

In addition, after five years of service, upon termination of Mr. Tworecke's employment (other than for Cause), Mr. Tworecke is entitled to receive an annual retirement benefit of $75,000 a year until the earlier to occur of his death or the fifteenth anniversary of his termination date. In amending Mr. Tworecke's employment agreement, the Registrant has provided that Mr. Tworecke will be entitled to this same retirement benefit upon termination of employment (other than for Cause) after five years of service, provided that the payments due to Mr. Tworecke will be reduced by the value of any Supplemental Awards that have vested as of the date of his termination.

Copies of the employment agreements with Messrs. Williams, Silverstein and Galluzzo and amendments to the employment agreements with Messrs. Rutkowski, Tworecke and Meyer and Ms. McCluskey are attached to this report as Exhibits 10.1, 10.2, 10.3., 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference. In addition, a form of the restricted stock award agreement under the Registrant's 2005 Stock Incentive Plan to be used to grant the executives the Supplemental Award pursuant to the employment agreements or amendments to employment agreements described above is attached to this report as Exhibit 10.8 and is incorporated herein by reference. The descriptions of these agreements and amendments are qualified in their entirety by reference to the applicable agreements and amendments.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.1	Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Roger A. Williams
Exhibit 10.2	Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Stanley P. Silverstein
Exhibit 10.3	Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Jay A. Galluzzo
Exhibit 10.4	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Lawrence Rutkowski
Exhibit 10.5	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Frank Tworecke
Exhibit 10.6	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Dwight Meyer
Exhibit 10.7	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Helen McCluskey
Exhibit 10.8	Form of The Warnaco Group, Inc. 2005 Stock Incentive Plan Notice of Grant of Restricted Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.
Date: August 12, 2005	By:	/s/ Jay A. Galluzzo
Name: Jay A. Galluzzo Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Roger A. Williams
Exhibit 10.2	Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Stanley P. Silverstein
Exhibit 10.3	Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Jay A. Galluzzo
Exhibit 10.4	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Lawrence Rutkowski
Exhibit 10.5	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Frank Tworecke
Exhibit 10.6	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Dwight Meyer
Exhibit 10.7	Amendment to Employment Agreement, dated as of August 11, 2005, by and between The Warnaco Group, Inc. and Helen McCluskey
Exhibit 10.8	Form of The Warnaco Group, Inc. 2005 Stock Incentive Plan Notice of Grant of Restricted Stock